UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2009

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

On May 7, 2009, MarkWest Liberty Midstream & Resources, L.L.C. (“MarkWest Liberty”), a partnership between MarkWest Energy Partners, L.P. and NGP Midstream & Resources, L.P., announced the successful April start-up of a cryogenic processing plant in Washington County, Pennsylvania to support the significant development of the Marcellus Shale in southwest Pennsylvania and northern West Virginia by Range Resources and other Marcellus producers.

The new plant is operating at its capacity of 30 million cubic feet per day (MMcf/d) and includes a depropanizer to extract propane from the gas stream that is sold into the regional market.  When combined with the existing 30 MMcf/d refrigeration plant that was installed in November of 2008, MarkWest Liberty has total processing capacity in southwest Pennsylvania of 60 MMcf/d.

MarkWest Liberty anticipates bringing on line 20 MMcf/d of additional refrigeration capacity by the end of September and completing the installation of a new 120 MMcf/d cryogenic processing plant in early 2010. MarkWest Liberty anticipates having total Marcellus cryogenic processing capacity of up to 270 MMcf/d by the end of 2010.  A press release announcing this is included as Exhibit 99.1.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and Exchange Commission. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K, for the year ended December 31, 2008, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”

ITEM 9.01.  Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated May 7, 2009 announcing successful launch of Marcellus Shale Cryogenic Processing Plant.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

Date: May 11, 2009	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President & Chief Financial Officer